UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2013

CARROLL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-54422	27-5463184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1321 Liberty Road Sykesville, Maryland		21784
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 795-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2013, Carroll Bancorp, Inc. issued a press release relating to its results of operations for the three and twelve months ended December 31, 2012. A copy of the release is furnished herewith as Exhibit 99.1.

In the press release, we disclosed non-GAAP financial information for the twelve months ended December 31, 2012. This non-GAAP disclosure should not be used as a substitute for our GAAP results, but rather read in conjunction with our GAAP results. The non-GAAP financial measure we disclosed and the methods we used to calculate non-GAAP results is not in accordance with GAAP and may be materially different from the non-GAAP measures used by other companies.

The non-GAAP disclosure contains non-GAAP adjusted net income based on the exclusion of the impact of specific loan loss provisions recorded on two legacy loans during 2012 in the calculation of net income. While specific loan loss provisions are part of conducting business for financial institutions, management feels these loan loss provisions are not typical in circumstance or dollar amount.

We disclosed non-GAAP adjusted net income for the twelve months ended December 31, 2012, in an effort to provide a comparable framework for assessing how our company performed and improved when compared to the twelve months ended December 31, 2011. The specific loan loss provision for the two loans, net of income taxes calculated at the company’s incremental tax rate, was added to our GAAP net loss to determine the non-GAAP adjusted net income.

The following table shows the reconciliation of the GAAP net loss to the non-GAAP adjusted net income:

GAAP net loss for the year ended December 31, 2012		$(63,000)

Specific loan loss provision on legacy loans	$275,000
Incremental income tax @ 39.45%	108,000	167,000

Non-GAAP adjusted net income		$104,000

The information in this Item 2.02 and the related information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated January 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2013	CARROLL BANCORP, INC.

/s/ Michael J. Gallina
Michael J. Gallina
Chief Financial Officer